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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (registration no. 333-63439) of our reports included in the Annual Report on Form 10-K of Aspen Technology, Inc. for the fiscal year ended June 30, 1998 and to the reference to our firm in this Registration Statement.


                                                /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts

December 4, 1998